SUPPLEMENT Dated February 17, 2010
To The Prospectus Dated May 1, 1999 For

ING GoldenSelect Empire PrimElite

Issued By ReliaStar Life Insurance Company of New York Through Its Separate Account NY-B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, or to give us alternative allocation instructions, please call our Customer Service Center at 1-800-366-0066.

NOTICE OF LIQUIDATION

Effective after the close of business on April 30, 2010, the following investment portfolio indicated as the Liquidating Portfolio will liquidate and the proceeds will be placed in the investment portfolio indicated as the Surviving Portfolio:

Liquidating Portfolio	Surviving Portfolio
Legg Mason Western Asset Variable Money Market	ING Liquid Assets Portfolio (Class S)
Portfolio (formerly Legg Mason Partners Variable
Money Market Portfolio)

Important Information Regarding Liquidation:

The liquidation will be administered pursuant to a liquidation and dissolution plan, which was approved by the board of trustees of the Liquidating Portfolio on February 9, 2010. The liquidation and dissolution is expected to take place after the close of business on April 30, 2010. The liquidation and dissolution of the Liquidating Portfolio was approved by the board of trustees of the Liquidating Portfolio because it has determined that it is in the best interests of the Liquidating Portfolio and its respective shareholders to terminate and wind up the Liquidating Portfolio.

Before the liquidation date, you may reallocate contract value in the Liquidating Portfolio to another investment portfolio currently available under the contract. This reallocation will neither count as a transfer for purposes of our Excessive Trading Policy nor be subject to a transfer charge under the contract. Contract value remaining in the Liquidating Portfolio on the liquidation date will be placed in the Surviving Portfolio. Thereafter, the Liquidating Portfolio will no longer be available under the contract.

Unless you provide us with alternative allocation instructions, all future allocations directed to the
Liquidating Portfolio will be automatically allocated to the Surviving Portfolio. It is important to request a reallocation before the liquidation date if you do not want your contract value in the Liquidating
Portfolio to be placed in the Surviving Portfolio.

References in the prospectus to the Liquidating Portfolio are hereby deleted, effective on and after April
30, 2010.

RLNY - Empire PrimElite – 155313 1 04/30/10